Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders

Nuveen Core Bond Fund
Nuveen Core Plus Bond Fund
Nuveen Global Infrastructure Fund
Nuveen High Income Bond Fund
Nuveen Inflation Protected Securities Fund
Nuveen Intermediate Government Bond Fund
Nuveen Real Asset Income Fund
Nuveen Real Estate Securities Fund
Nuveen Short Term Bond Fund
Nuveen Strategic Income Fund, each a series of

Nuveen Investment Funds, Inc.

811-05309

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014 for the above-referenced funds; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members.


The results of the shareholder votes are as follows:

<c> Nuveen Core Bond Fund
<c>  Nuveen Core Plus Bond Fund
<c>  Nuveen Global Infrastructure Fund
<c>  Nuveen High Income Bond Fund
To approve a new investment
management agreement between
each Corporation and Nuveen Fund
Advisors, LLC.




   For
           28,196,581
       39,816,800
        26,847,764
     69,186,016
   Against
               24,995
             70,650
            155,857
           189,081
   Abstain
               61,142
             65,401
            184,941
            862,020
   Broker Non-Votes
           2,102,367
        3,474,759
         5,008,763
        28,632,500
      Total
         30,385,085
      43,427,610
        32,197,325
      98,869,617





To approve a new sub-advisory
agreement between Nuveen Fund
Advisors and Nuveen Asset
Management, LLC.




   For
           28,193,646
        39,790,015
       26,824,712
     69,146,368
   Against
               26,537
          104,534
            164,983
          228,042
   Abstain
              62,535
             58,302
          198,868
         862,706
   Broker Non-Votes
          2,102,367
        3,474,759
       5,008,762
     28,632,501
      Total
         30,385,085
      43,427,610
      32,197,325
      98,869,617





To approve revisions to, or
elimination of, certain fundamental
investment policies:









a. Revise the fundamental policy
related to the purchase and sale of
commodities.




   For
          28,188,833
       39,772,673
       26,739,783
     69,071,311
   Against
                30,708
             86,723
           189,757
         301,808
   Abstain
               63,177
             93,455
          259,020
          863,994
   Broker Non-Votes
           2,102,367
         3,474,759
         5,008,765
     28,632,504
      Total
         30,385,085
       43,427,610
      32,197,325
       98,869,617





b. Eliminate the fundamental policy
related to investing for control.




   For
        28,189,549
        39,750,924
       26,691,354
       68,992,676
   Against
               31,079
              98,320
        206,736
           380,538
   Abstain
               62,090
            103,604
          290,470
            863,894
   Broker Non-Votes
          2,102,367
          3,474,762
        5,008,765
       28,632,509
      Total
           30,385,085
        43,427,610
     32,197,325
     98,869,617





<c> Nuveen Inflation Protected Securities Fund
<c> Nuveen Intermediate Government Bond Fund
<c> Nuveen Real Asset Income Fund
To approve a new investment
management agreement between
each Corporation and Nuveen Fund
Advisors, LLC.



   For
           24,842,324
                  8,881,416
             5,763,733
   Against
                  25,883
                      4,320
                  58,233
   Abstain
                  43,087
                      5,934
                  63,662
   Broker Non-Votes
             2,711,972
                   658,606
             3,480,204
      Total
           27,623,266
                 9,550,276
             9,365,832




To approve a new sub-advisory
agreement between Nuveen Fund
Advisors and Nuveen Asset
Management, LLC.



   For
           24,841,511
                  8,881,416
             5,764,316
   Against
                  27,590
                         4,320
                  58,050
   Abstain
                  42,192
                         5,934
                  63,262
   Broker Non-Votes
             2,711,973
                     658,606
             3,480,204
      Total
           27,623,266
                  9,550,276
             9,365,832




To approve revisions to, or
elimination of, certain fundamental
investment policies:







a. Revise the fundamental policy
related to the purchase and sale of
commodities.



   For
           24,844,286
                  8,879,984
             5,748,842
   Against
                  15,866
                         5,752
                  69,794
   Abstain
                  51,138
                         5,934
                  66,986
   Broker Non-Votes
             2,711,976
                     658,606
             3,480,210
      Total
           27,623,266
                  9,550,276
             9,365,832




b. Eliminate the fundamental policy
related to investing for control.



   For
           24,843,985
                  8,880,189
             5,734,016
   Against
                  17,934
                         5,547
                  72,787
   Abstain
                  49,371
                         5,934
                  78,818
   Broker Non-Votes
             2,711,976
                     658,606
             3,480,211
      Total
           27,623,266
                  9,550,276
             9,365,832





<c> Nuveen Real Estate Securities Fund
<c> Nuveen Short Term Bond Fund
<c> Nuveen Strategic Income Fund
To approve a new investment
management agreement between
each Corporation and Nuveen Fund
Advisors, LLC.



   For
         110,216,129
           76,679,753
           47,944,136
   Against
                369,570
                127,443
                111,974
   Abstain
                761,037
                128,803
                128,456
   Broker Non-Votes
           34,756,388
           13,519,571
           13,866,940
      Total
         146,103,124
           90,455,570
           62,051,506




To approve a new sub-advisory
agreement between Nuveen Fund
Advisors and Nuveen Asset
Management, LLC.



   For
         110,194,891
           76,667,070
           47,950,343
   Against
                384,101
                137,918
                112,586
   Abstain
                767,741
                131,014
                121,639
   Broker Non-Votes
           34,756,391
           13,519,568
           13,866,938
      Total
         146,103,124
           90,455,570
           62,051,506




To approve revisions to, or
elimination of, certain fundamental
investment policies:







a. Revise the fundamental policy
related to the purchase and sale of
commodities.



   For
         109,953,140
           76,654,823
           47,918,427
   Against
                537,761
                131,356
                129,349
   Abstain
                855,825
                149,818
                136,791
   Broker Non-Votes
           34,756,398
           13,519,573
           13,866,939
      Total
         146,103,124
           90,455,570
           62,051,506




b. Eliminate the fundamental policy
related to investing for control.



   For
         109,580,429
           76,614,417
           47,878,684
   Against
                753,977
                160,016
                164,460
   Abstain
             1,012,319
                161,563
                141,420
   Broker Non-Votes
           34,756,399
           13,519,574
           13,866,942
      Total
         146,103,124
           90,455,570
           62,051,506






Proxy materials are herein incorporated by reference to the SEC filing on August 18, 2014, under Conformed Submission Type DEF14A, accession number 0001193125-14-240349.